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                                 WEITZ PARTNERS, INC.

                        Supplement dated July 30, 1998 to the
                           Prospectus dated April 30, 1998

The wire instructions for wiring funds to the Custodian for Weitz Partners, Inc.-Partners Value Fund have changed. As a result the following change is made to the Fund's Prospectus:

The wire instructions on Page 13 of the Prospectus are amended in their entirety to read as follows:

2.   Instruct the bank to wire funds as follows:

     Norwest Bank Nebraska N.A.
     Omaha, NE
     ABA#104000058
     Weitz Funds
     #1155095248
     For credit to: Weitz Partners, Inc.
     For the Account of: Your Account
     Number and Name